EXHIBIT 10.2

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT dated as of April 19, 2017 (the “Amendment”) is entered into among FORMFACTOR, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, and HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent, in connection with the Credit Agreement dated as of June 24, 2016 (the “Credit Agreement”) among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.
RECITALS
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and
WHEREAS, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
1.The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “(iii) all Restricted Payments actually made (other than Restricted Payments made in accordance with Sections 6.8(a) or (b) and any other Restricted Payments deducted in the calculation of Consolidated Net Income and not added back to EBITDA),” where it appears therein and substituting a reference to “(iii) all Restricted Payments actually made (other than (1) Restricted Payments made in accordance with Sections 6.8(a), or (b); (2) Restricted Payments made by the Borrower in accordance with Section 6.8(e) to the extent any such Restricted Payment constitutes a repurchase of common shares of the Borrower in the open market and such common shares are subsequently and within twelve (12) months of such repurchase either (x) used to settle employees’ exercise of stock options, or (y) contributed to the 2012 Employee Stock Purchase Program (as may be amended or modified from time to time) as described in the Form 10-K of the Borrower filed with the SEC for the fiscal year ended December 26, 2015; and (3) any other Restricted Payments deducted in the calculation of Consolidated Net Income and not added back to EBITDA),” therefor.
SECTION 2. General Representations and Warranties. The Borrower and each other Loan Party represents and warrants to the Administrative Agent and the Lenders that:
1.Authorization; Enforceability. The execution, delivery and performance of this Amendment are within the corporate or limited liability powers of the Loan Parties and have been duly authorized by all necessary organizational action (including, if applicable, equityholder action). This Amendment (a) has been duly executed and delivered by each Loan Party that is a party thereto and (b) constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.Representations and Warranties. On the date hereof, each representation and warranty set forth in each of the Loan Documents to which the Borrower and each other Loan Party is party to is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects).
3.No Default. After giving effect to this Amendment, no event has occurred or is continuing which constitutes a Default.
SECTION 3. Conditions Precedent to Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of:
1.Counterparts hereof signed by the Borrower and each other Loan Party, the Administrative Agent, and the Required Lenders;
2.A certificate of good standing for each Loan Party from such Loan Party’s jurisdiction of incorporation;
3.Updated insurance certificates and endorsements for each Loan Party (i) showing the Administrative Agent as lenders loss payee with respect to each policy of property or casualty insurance and naming the Administrative Agent as an additional insured with respect to each policy of liability insurance and (ii) providing that 30 days’ notice (or in the case of cancellation by reason of non-payment of premium, 10 days’ notice) shall be given to the Administrative Agent prior to any cancellation of, material reduction or change in coverage provided by or other material modification to such policy; and
4.Payment of all out-of pocket-fees and other amounts, to the extent invoiced one Business Day prior to the effective date, of the Administrative Agent’s special counsel, Mayer Brown LLP.
SECTION 4. Continuing Effectiveness, etc. (a) Except to the extent expressly set forth herein, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect. Each Loan Party affirms that after giving effect to this Amendment, the Credit Agreement and each other Loan Document to which such Loan Party is a party will remain in full force and effect and will continue to constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except insofar as such enforcement may be limited by Debtor Relief Laws.
(b)     Upon the effectiveness hereof, all references to the Credit Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended hereby.
SECTION 5. Miscellaneous. (a) This Amendment is solely for the benefit of the parties hereto, and no provision of this Amendment shall be deemed to confer upon any third party any claim, remedy cause of action or other right.
(b)    This Amendment shall be deemed a Loan Document for all purposes of the Credit Agreement and each other Loan Document.
(c)    The provisions of Sections 1.2, and 11.2 through 11.11 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(d)    No provision of this Amendment shall be construed as a novation, remission or compromise of the Indebtedness evidenced by the Credit Agreement, any promissory note, or any other Loan Document.
(e)    This Amendment is limited to the matters specifically set forth herein and this Amendment not constitute a waiver, consent or amendment with respect to any other matter whatsoever.

(f)    The Loan Parties agree to pay, pursuant to Section 11.3(a) of the Credit Agreement, all reasonable and documented out-of-pocket fees and other amounts of the Administrative Agent’s special counsel, Mayer Brown LLP, in connection with the preparation of this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FORMFACTOR, INC., a Delaware corporation, as Borrower

By /s/ Michael M. Ludwig
Name: Michael M. Ludwig
Title: Chief Financial Officer

CASCADE MICROTECH, INC., an Oregon corporation, as a Guarantor

By: /s/ Michael M. Ludwig
Name: Michael M. Ludwig
Title: Chief Financial Officer

ASTRIA SEMICONDUCTOR HOLDINGS, INC., a Delaware corporation, as a Guarantor

By: /s/ Michael M. Ludwig
Name: Michael M. Ludwig
Title: Chief Financial Officer

MICRO-PROBE INCORPORATED, a California corporation, as a Guarantor

By: /s/ Michael M. Ludwig
Name: Michael M. Ludwig
Title: Chief Financial Officer

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Fernando Acebedo
Name: Fernando Acebedo
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By /s/ Mark Hillhonse
Name: Mark Hillhonse
Title: Senior Vice President

SILICON VALLEY BANK, as a Lender

By /s/ Matthew Wright
Name: Matthew Wright
Title: Managing Director

MUFG UNION BANK, N.A., as a Lender

By /s/ Michael McCauley
Name: Michael McCauley
Title: Director

COMERICA BANK, as a Lender

By /s/ Robert Shutt
Name: Robert Shutt
Title: Senior Vice President